GOODWILL, SOFTWARE AND OTHER INTANGIBLES	12 Months Ended
Dec. 31, 2012
Goodwill Software And Other Intagibles [Abstract]
GOODWILL, SOFTWARE AND OTHER INTANGIBLES
NOTE 14: GOODWILL, SOFTWARE AND OTHER INTANGIBLES
The following presents the allocation of goodwill by segment for December 31:

	2011
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2011			2011
	(EUR in thousands)
Global Markets and Asset Management	7,956	-	(7,956)	-
International	463,627	24,216	(125,148)	362,695
Turkish Operations	2,707,446	(414,015)	-	2,293,431
Insurance	239,297	-	(236,727)	2,570
Other	80,752	-	(48,584)	32,168
Total	3,499,078	(389,799)	(418,415)	2,690,864

The change in International relates to additions in other private equity business activities of the Group as well as to positive foreign exchange differences amounting to EUR 20.6 million and EUR 3.6 million respectively and to impairment of EUR 125.1 million mainly relating to Vojvodjanska Banka, Banca Romaneasca and NBG Leasing IFN. The decrease in Turkish Operations is due to the foreign exchange differences amounting to EUR 414.0 million. Finally the change in Insurance relates to impairment of the total amount of goodwill relating to Ethniki Hellenic General Insurance S.A. (“EH”) of EUR 236.7 million due to the continuing adverse developments in the Greek economy and the profound effect of the PSI on the subsidiary's equity. Finally, the Group wrote-off EUR 56.5 million of goodwill relating to certain other domestic operations.

	2012
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2012			2012
	(EUR in thousands)
International	362,695	61,090	(123,213)	300,572
Turkish Operations	2,293,431	85,738	-	2,379,169
Insurance	2,570	-	-	2,570
Other	32,168	1	-	32,169
Total	2,690,864	146,829	(123,213)	2,714,480

The change in International relates to additions in other private equity business activities of the Group as well as to negative foreign exchange differences amounting to EUR 70.2 million and EUR 7.3 million respectively and to impairment of EUR 123.2 million, of which EUR 103.1 million in relation to Vojvodjanska Banka and EUR 20.1 million in relation to the private equity business of the Group. The increase in Turkish Operations is due to the foreign exchange differences amounting to EUR 85.7 million.

The reporting units utilized for goodwill impairment tests are the business segments or one level below the business segments, based on the level at which discrete financial information is available and management regularly reviews the operating results of that unit. The reporting units where significant goodwill was allocated prior to our impairment test at December 31, 2012 were the Turkish banking operations and the Serbian operations within the International banking segment. The goodwill relates to the acquisitions of Finansbank and Vojvodjanska Banka, respectively.

Goodwill is tested for impairment annually, at December 31. In 2012, in step 1 of the goodwill impairment test the fair value of the above reporting units was estimated using the income approach and in particular the Dividend Discount Model (“DDM”) because (a) the reporting units consist of subsidiaries of the Group, and therefore their operations are directed by the Group, (b) the DDM incorporates the earnings variability associated with the restructuring of these subsidiaries operations following their acquisition, and (c) the DDM incorporates management's views of the near and medium term as well as detailed views of current and near future market conditions and strategy.

The DDM is based on management's forecasts, long-term growth rates based on the respective country GDP rates adjusted for inflation and discount rates based on observable market long term government bond yields and average industry betas.

Underlying assumptions to the valuation models are that the entities comprising these reporting units will remain subsidiaries of the Group, that the general macroeconomic and political conditions in the respective markets will remain stable, that economic activity will continue to grow in the medium term and that the reporting units will continue to be able to fund their operations. If any of these conditions changes in the future, it may reduce the value of the reporting units and cause an impairment charge with respect to the goodwill. The estimated cash flows were updated to reflect the current management estimates and market conditions.

For the Turkish banking operations reporting unit the DDM was based on a 5.2% (2011: 6.8%) terminal growth rate and 19.6% (2011: 18.1%) pretax discount rate. The result of the DDM was corroborated with other valuation methods, such as book value and earnings market or transaction multiples. Based on these multiples, the implied value of the Turkish banking operations reporting unit significantly exceeds the value derived from the DDM.

Based on the results of step 1 of the impairment test, we determined that the fair value of the Turkish banking operations reporting unit exceeded the carrying amount. A 1% increase in the discount rate or a 1% decrease in the terminal growth rate would decrease the fair value by approximately EUR 0.3 billion (2011: EUR 0.3 billion) and EUR 0.2 billion (2011: EUR 0.2 billion) respectively. In addition, a 5% decrease in the forecast amounts available for dividends would decrease the fair value by approximately EUR 0.3 billion (2011: EUR 0.2 billion).

The fair value of Serbian operations, based on a 8.0% (2011: 8.0%) terminal growth rate and 14.5% (2011: 13.5%) pre tax discount rate, was less than the carrying amount. Based on the results of step 1 of the impairment test for Serbian operations, we performed step 2 of the impairment test and concluded to fully write-off the goodwill allocated to the Serbian operations by recognizing an impairment charge of EUR 103.1 million (2011: EUR 100.0 million). Since the DDM is based on management's forecasts that are unobservable inputs, the measurement of the goodwill impairment charge relating Serbian operations in 2011 and 2012 is classified as a Level 3 fair value measurement.

The gross carrying amount and accumulated amortization relating to software and other intangibles at December 31 are presented below:

	2011			2012
	Software	Other	Total	Software	Other	Total
		intangibles			intangibles
	(EUR in thousands)
Gross carrying amount	543,019	367,523	910,542	634,389	397,426	1,031,815
Accumulated amortization	(343,368)	(168,182)	(511,550)	(432,345)	(191,491)	(623,836)
Net book value	199,651	199,341	398,992	202,044	205,935	407,979

As at December 31, 2012, other intangibles include intangibles identified upon the acquisition of acquired entities and consist of core deposits of EUR 6,722 thousand (2011: EUR 12,060 thousand), customer relationships of EUR 23,632 thousand (2011: EUR 37,049 thousand), software of EUR 6,490 thousand (2011: EUR 7,052 thousand), all of which have finite lives and trade names of EUR 130,675 thousand (2011: EUR 127,061 thousand) and mutual funds contracts of EUR 2,273 thousand (2011: EUR 2,191 thousand) which have indefinite lives. The estimated useful lives of core deposits and customer relationships are 6-11 years and software 11-14 years.

Amortization expense on software and other intangibles amounted to EUR 79,906 thousand, EUR 98,930 thousand and EUR 109,910 thousand in 2010, 2011 and 2012 respectively. The Group estimates that aggregate amortization expense for the five succeeding fiscal years will be EUR 93,429 thousand, EUR 59,488 thousand, EUR 36,490 thousand, EUR 24,709 thousand and EUR 13,794 thousand for years 2013 through 2017 respectively.